SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported July 27, 2005

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VIDEO WITHOUT BOUNDARIES, INC.

(Exact name of registrant as specified in its charter)

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Florida	0-31497	65-1001686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 East Las Olas Boulevard, Suite 710, Fort Lauderdale, FL 33304
(Address of principal executive offices, including zip code)

(954) 527-7780

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

Changes in Registrant’s Certifying Accountant

On February 22, 2005, Norman Stumacher, CPA was notified by the Registrant of his dismissal as the independent auditor for the Registrant. The Registrant then retained Berkovits, Lago & Company, LLP (“BLC”) to reaudit the financial statements for the year ended December 31, 2003, as previously filed by the Registrant, and to audit the financial statements for the year ended December 31, 2004. In connection with the audits for the years ended December 31, 2004 and 2003, BLC determined that it could not rely on the audit performed by Norman Stumacher for the year ended December 31, 2002, and filed by the Registrant. Upon further review, it was determined that the financial statements for the year ended December 31, 2002 contained material reporting errors which were identified by BLC and the management of the Registrant. The Registrant then retained BLC to reaudit the financial statements for the year ended December 31, 2002. The financial statements for the year ended December 31, 2002 were corrected and an amended Form 10KSB was filed with the Securities and Exchange Commission (“the SEC”). In connection with the audit for the year ended December 31, 2004 BLC noted that the Registrant had reported and reflected in its accounting records a material acquisition which the Registrant believes was recorded correctly. After research and further discussions with management, BLC determined in its view that such acquisition did not meet the recording requirements of generally accepted accounting principles. This acquisition was reported by the Registrant in  a Form 10-QSB for the six months ended June 30, 2004 and a Form 10-QSB for the nine months ended September 30, 2004, as filed with the SEC.

On July 26, 2005, the Registrant advised BLC, the independent auditing firm retained to reaudit the Registrant’s fiscal year ended December31, 2003 and audit the Registrant’s fiscal year ended December 31, 2004, that the Registrant’s Board of Directors had decided to dismiss such firm as of such date and to engage Baum & Company, P.A. (“BC”) as of such date as the Registrant’s certifying accountant for the fiscal years ending December 31, 2003  and December 31, 2004. Such decision was approved by the Registrant’s Board of Directors.

During the Registrant’s two most recent fiscal years and any subsequent period preceding the date of dismissal, there were no disagreements between the Registrant and BLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BLC, would have caused BLC to make reference thereto in connection with their report to the subject matter of the disagreements, except for a disagreement relating to the  recording of a material acquisition that the Registrant reported had occurred during the year ended December 31, 2004, and reported and filed with the Form 10-QSB for the six months ended June 30, 2004 and the Form 10-QSB for the nine months ended September 30, 2004 . BLC formally advised the Registrant on June 9th, 2005 the research performed by BLC, the reasons why such acquisition did not comply with generally accepted accounting principles, and the conclusions reached by BLC. The accountants’ report issued by BLC on the financial statements of the Registrant for the fiscal year ended December 31, 2002 contained within the Registrant’s Form 10-KSB, as amended, for the fiscal year ended December 31, 2002 did not contain any adverse opinion  or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles, except to express doubt as to the Registrant’s ability to continue as a going concern.

The Registrant has not, during its two most recent fiscal years and any subsequent interim period prior to engaging  BC, consulted with BC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that BC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01

Financial Statement and Exhibits

(a)

Financial Statement

Not Applicable

(b)

Pro-forma Financial Information

Not Applicable

(c)

Exhibits

Exhibit No.	Description
16.1	Letter from Berkovits, Lago & Company, LLP to the Securities and Exchange Commission dated July 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIDEO WITHOUT BOUNDARIES, INC.

By:	/s/ JEFFREY HARRELL
Jeffrey Harrell, Chief Executive Officer

Dated: July 27, 2005